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                                                                   Exhibit 10.42

                                PROMISSORY NOTE
                                ---------------
                   (with Defeasance and Hyper-Amortization)


$47,000,000.00                                                       May 1, 1998


     FOR VALUE RECEIVED, 1401 S. JEFFERSON LANE, L.L.C., 4211 MADISON STREET, L.L.C., 1051 N. KIRK ROAD, L.L.C., 200 E. FULLERTON, L.L.C., 350 RANDY ROAD, L.L.C., 4300 MADISON STREET, L.L.C., 370 CAROL LANE, L.L.C., 388 CAROL LANE, L.L.C., 342 CAROL LANE, L.L.C., 343 CAROL LANE, L.L.C., 4160 MADISON STREET, L.L.C., 1301 E. TOWER ROAD, L.L.C., 4343 COMMERCE COURT, L.L.C., 11039 GAGE AVENUE, L.L.C., 11045 GAGE AVENUE, L.L.C., and 550 KEHOE BLVD., L.L.C. (collectively, "Borrower"), each of which is a Delaware limited liability company, having an address at c/o Prime Group Realty, L.P., 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601, jointly and severally promise to pay to the order of CIBC INC., a Delaware corporation ("Lender"), at the office of Lender at 425 Lexington Avenue, New York, New York 10017, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of FORTY-SEVEN MILLION AND 00/100 DOLLARS ($47,000,000.00) together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at the Applicable Interest Rate (as hereinafter defined), in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

                       ARTICLE I - TERMS AND CONDITIONS

     1.01  Payment of Principal and Interest.

     (a) Interest shall be computed hereunder based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included (regardless of the time of day such advance is made), and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time on a business day in the State of Lender's principal office at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds at the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business.

     (b) Principal and interest shall be payable in equal consecutive monthly installments of $318,076.51 (the "Monthly Payment Amount") on the first day of each calendar month until payment in full of this Note beginning on the first day of the second full calendar month following the date of this Note (or on the first day of the first full calendar month following the date hereof, in the event the advance of the principal amount evidenced by this Note is the first
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day of a calendar month). On May 1, 2028 (the "Maturity Date"), the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. So long as no Event of Default (as hereinafter defined) exists hereunder, each such monthly installment shall be applied first, to any amounts hereafter advanced by Lender hereunder or under any other Loan Document, second, to any late fees and other amounts payable to Lender, third, to the payment of accrued interest and last to reduction of principal.

     (c) If the advance of the principal amount evidenced by this Note is made on a date other than the first day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof interest at the Applicable Interest Rate for a period from the date of such advance through and including the last day of such calendar month.

     1.02  Prepayment.

     (a) Voluntary Prepayment. Borrower may not voluntarily prepay this Note in whole or in part at any time prior to the expiration of the Lock-out Period, "Lock-out Period" shall mean the period of time from the date hereof to, but not including, the date that is six (6) months prior to the Anticipated Repayment Date (as hereinafter defined). After the expiration of the Lock-out Period, Borrower may prepay this Note in whole only, provided, that (i) written notice of such prepayment is received by Lender not more than sixty (60) days and not less than thirty (30) days prior to the date of such prepayment, (ii) such prepayment is accompanied by all interest accrued hereunder and all other sums due hereunder and under the other Loan Documents (as defined in Section 1.04) and (iii) such prepayment (x) is received by Lender on a Payment Date (as defined in Article III), or (y) if not received on a Payment Date, is accompanied by a payment of interest, calculated at the Applicable Interest Rate, on the amount prepaid, based on the number of days from the date such prepayment is received through the next Payment Date.

     (b) Involuntary Prepayment. Except as hereinafter provided in this subparagraph (b), in the event that any prepayment is received by Lender prior to the expiration of the Lock-out Period, or if a prepayment results from Lender's exercise of its remedies hereunder, Borrower shall pay Lender a Yield Maintenance Charge (as defined in Section 1.03 below) in connection with such Prepayment. Partial prepayments of this Note prior to the expiration of the Lock-out Period shall be permitted without the imposition of a Yield Maintenance Charge in connection with Lender's application of insurance or condemnation proceeds on account of the Loan in accordance with the terms and provisions of the Security Instrument (as defined in Section 1.04 hereof), however, if an Event of Default shall have occurred and be continuing at the time of the related casualty or condemnation, in addition to applying such proceeds as provided in the Security Instrument, Borrower shall pay a Yield Maintenance Charge to Lender. Lender, at its option, may elect to use such proceeds and Yield Maintenance Charge to economically defease an amount of the Loan equal to the proceeds applied as a prepayment, in the manner provided in Section 1.03 below. Any prepayment during the Lockout Period shall not reduce the Monthly Payment Amount payable hereunder unless such prepayment is accompanied by a Yield Maintenance Charge and Lender elects, in its sole discretion, to economically defease all or a

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portion of the Loan with the related proceeds. No notice of prepayment by
Borrower shall be required in connection with an application of insurance or condemnation proceeds.

No tender of a prepayment of this Note with respect to which a Yield Maintenance Charge is due shall be effective unless such prepayment is accompanied by such Yield Maintenance Charge.

     (c)  No principal amount repaid or defeased may be re-borrowed.

     1.03 Defeasance.

     (a) At any time during the Defeasance Period (as hereinafter defined), Borrower may obtain a release of the Security Property (as hereinafter defined) from the lien of the Security Instrument upon the satisfaction of the following conditions:

          (1) not less than thirty (30) days' prior written notice shall be given to Lender specifying a date (the "Defeasance Date") on which the Defeasance Deposit (as hereinafter defined) is to be delivered, such date being a Payment Date;

          (2) all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Defeasance Date, including, without limitation, all reasonable costs and expenses incurred by Lender or its agents in connection with such defeasance (including, without limitation, any legal fees and expenses incurred in connection with obtaining and reviewing the Defeasance Collateral (as hereinafter defined) and the preparation of the Defeasance Security Agreement (as hereinafter defined) and related documentation), shall be paid in full on or prior to the Defeasance Date;

          (3) no Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist either at the time Borrower gives notice of the Defeasance Date to Lender or on the Defeasance Date;

          (4) at least ten (10) days prior to the Defeasance Date, Borrower shall pay to Lender the principal amount of the Loan to be defeased together with an additional amount (the "Yield Maintenance Charge") such that the aggregate amount (the "Defeasance Deposit") is sufficient to purchase direct, non-callable obligations of the United States of America (the "Defeasance Collateral") that provide for payments prior, but as close as possible, to all successive Payment Dates occurring after the Defeasance Date through and including the Anticipated Repayment Date, with each such payment being equal to or greater than (1) the Monthly Payment Amount and
     (2) with respect to the payment due on the Anticipated Repayment Date, the entire outstanding principal balance of this Note together with any interest accrued as of such date and all other amounts payable pursuant to the Loan Documents;

          (5) the Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and

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     substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to create a first priority security interest therein in favor of Lender in conformity with an applicable state and federal laws governing granting of such security interests;

          (6) Borrower shall deliver the following to Lender on or prior to the Defeasance Date:

               A. a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Deposit and the Defeasance Collateral (the "Defeasance Security Agreement"), which shall provide, among other things, that any excess received by Lender from the Defeasance Collateral over the amounts payable by Borrower hereunder shall be refunded to Borrower promptly after each monthly Payment Date;

               B. a certificate of Borrower certifying that all of the requirements set forth in this Section 1.03(a) have been satis fied;

               C. an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, (x) that Lender has a perfected first priority security interest in the Defeasance Deposit and the Defeasance Collateral, (y) that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and (z) that the defeasance will not cause the Trust (as hereinafter defined) to fail to qualify as a "real estate mortgage investment conduit" (a "REMIC"), within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code");

               D. evidence in writing from each of the Rating Agencies (as defined in the Security Instrument) to the effect that such release will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to the Defeasance Date for any securities issued in connection with a Secondary Market Transaction (as defined in the Security Instrument); and

               E. such other certificates, opinions, documents or instruments as Lender may reasonably require.

     The "Defeasance Period" shall mean the period of time commencing on the date which is the earlier to occur of (i) two (2) years after the "startup day", within the meaning of Section 860G(a)(9) of Code, of the REMIC that holds this Note (the "Trust") and (ii) four (4) years after the date hereof, and ending on the Anticipated Repayment Date.

     (b) Upon a defeasance in accordance with Section 1.03(a), Borrower shall, at Lender's request, assign all its obligations and rights under this Note to a special-purpose, bankruptcy-

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remote entity ("Successor Borrower") to be formed by Borrower at its sole cost and expense. In connection therewith, the Successor Borrower shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Borrower's obligations under this Note and the Defeasance Security Agreement. The sole asset of Successor Borrower shall be the Defeasance Collateral. In connection with such assignment and assumption, Borrower and/or Successor Borrower shall:

          (1) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that such assumption agreement is enforceable against Borrower and Successor Borrower, as applicable, in accordance with its terms and that this Note, the Defeasance Security Agreement and any other documents executed in connection with such defeasance are enforceable against Borrower or Successor Borrower, as applicable, in accordance with their respective terms, and

          (2) pay all reasonable costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, any fees and disbursements of legal counsel).

     Upon an assumption by Successor Borrower acceptable to Lender, Borrower shall be relieved of its obligations under this Note and the Defeasance Security Agreement and, to the extent such documents relate to the Security Property, the other Loan Documents.

     (c) Upon compliance with the requirements of Sections 1.03(a) and (b), the Security Property shall be released from the lien of the Security Instrument and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from the Security Property.

     (d) Lender, as attorney-in-fact of Borrower, shall cause the purchase of the Defeasance Collateral with the Defeasance Deposit, which purchase may be through an affiliate of Lender. Borrower shall be responsible for the payment of any commercially reasonable brokerage or other transaction fees in connection with such purchase.

     (e) Notwithstanding anything contained herein to the contrary, on any Payment Date during the Defeasance Period, Borrower may obtain a release of a single Security Property from the lien of the Security Instrument (a "Partial Defeasance") upon the satisfaction of the following conditions:

          (1) not less than thirty (30) days' prior written notice shall be given to Lender specifying a date (the "Partial Defeasance Date") on which the Partial Defeasance Deposit (as hereinafter defined) for the Security Property to be released is to be delivered, such Partial Defeasance Date being a Payment Date;

          (2) all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Partial Defeasance Date, including, without

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     limitation, all reasonable costs and expenses incurred by Lender or its agents in connection with such defeasance (including, without limitation, any legal fees and expenses incurred in connection with obtaining and reviewing the Partial Defeasance Collateral (as hereinafter defined), the preparation of the Partial Defeasance Note, the preparation of the Partial Defeasance Security Agreement (as hereinafter defined) and related documentation), shall be paid in full on or prior to the Partial Defeasance Date;

          (3) no Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist either at the time Borrower gives notice of the Partial Defeasance Date to Lender or on the Partial Defeasance Date;

          (4) at least ten (10) days prior to the Partial Defeasance Date, Borrower shall pay to Lender the Release Price (as hereinafter defined) together with any applicable Yield Maintenance Charge such that the aggregate amount (the "Partial Defeasance Deposit") is sufficient to purchase direct, non-callable obligations of the United States of America (the "Partial Defeasance Collateral") that provide for payments prior, but as close as possible, to all successive Payment Dates occurring after the Partial Defeasance Date through and including the Anticipated Repayment Date, with each such payment being equal to or greater than (1) the amount of the corresponding installment of principal and interest (plus servicing fees as the case may be) required to be made under the Partial Defeasance Note, and (2) with respect to the payment due on the Anticipated Repayment Date, the entire outstanding principal balance of the Partial Defeasance Note together with any interest accrued as of such date and all other amounts payable pursuant to the Loan Documents;

          (5) the Partial Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to create a first priority security interest therein in favor of Lender in conformity with an applicable state and federal laws governing granting of such security interests;

          (6) Borrower shall deliver the following to Lender on or prior to the Partial Defeasance Date:

               A. a promissory note (the "Partial Defeasance Note") prepared by Lender's counsel which shall contain terms and conditions substantially similar to those contained in this Note, including without limitation, the Initial Term Interest Rate, the Maturity Date and the Anticipated Repayment Date, except that the Partial Defeasance Note shall, among other things, (i) reflect a principal balance in the amount of the Release Price, (ii) require monthly payments of principal and interest in an amount sufficient to fully amortize the Partial Defeasance Note over

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          the remaining term of the Loan, and (iii) be secured solely by the
          Partial Defeasance Collateral;

               B. a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Partial Defeasance Deposit and the Partial Defeasance Collateral (the "Partial Defeasance Security Agreement");

               C. a certificate of Borrower certifying that all of the requirements set forth in this Section 1.03(e) have been satisfied;

               D. such other agreements and instruments executed by Borrower as Lender shall reasonably request or the Rating Agencies shall require modifying, amending and/or restating the Loan Documents in order to reflect the effect of such Partial Defeasance upon the terms of the Loan, including without limitation, modifying the Note to (a) reduce the Monthly Payment Amount to an amount equal to (X) the Monthly Payment Amount due immediately prior to the Partial Release Date less (Y) the Monthly Payment Amount due under the Partial Defeasance Note, and (b) reduce the principal amount thereof by an amount equal to the principal amount of the Partial Defeasance Note;

               E. an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, (x) that Lender has a perfected first priority security interest in the Partial Defeasance Deposit and the Partial Defeasance Collateral, (y) that the Partial Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and (z) that the defeasance will not cause the Trust to fail to qualify as a REMIC, within the meaning of Section 860D of the Code;

               F. evidence in writing from each of the Rating Agencies (as defined in the Security Instrument) to the effect that such partial release will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to the Partial Defeasance Date for any securities issued in connection with a Secondary Market Transaction (as defined in the Security Instrument); and

               G. such other certificates, opinions, documents or instruments as Lender may reasonably require.

     As used herein "Release Price" means an amount equal to the greater of: (x) 125% of the Allocated Loan Amount set forth Schedule I attached hereto and made a part hereof for the applicable Security Property to be released, or (y) an amount which, if deemed applied in reduction of the Loan, would provide a Debt Service Coverage Ratio (as determined by Lender) of not less than 1.25:1.00, calculated with respect to the Security Property other than the Security Property which is the subject of the proposed Partial Defeasance.

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          (7)  On the Partial Release Date, Borrower shall transfer the Security
     Property being released to a third party.

     (f) Upon a partial defeasance in accordance with Section 1.03(e), Borrower shall, at Lender's request, assign all its obligations and rights under the Partial Defeasance Note to a Successor Borrower to be formed by Borrower at its sole cost and expense. In connection therewith, the Successor Borrower shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Borrower's obligations under the Partial Defeasance Note and the Partial Defeasance Security Agreement. The sole asset of Successor Borrower shall be the Partial Defeasance Collateral. In connection with such assignment and assumption, Borrower and/or Successor Borrower shall:

          (1) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that such assumption agreement is enforceable against Borrower and Successor Borrower, as applicable, in accordance with its terms and that the Partial Defeasance Note, the Partial Defeasance Security Agreement and any other documents executed in connection with such defeasance are enforceable against Borrower or Successor Borrower, as applicable, in accordance with their respective terms, and

          (2) pay all reasonable costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, any fees and disbursements of legal counsel).

     Upon an assumption by Successor Borrower acceptable to Lender, Borrower shall be relieved of its obligations under the Partial Defeasance Note and the Partial Defeasance Security Agreement.

     (g) Upon compliance with the requirements of Sections 1.03(e) and (f), the applicable Security Property shall be released from the lien of the Security Instrument and the other Loan Documents, and the Partial Defeasance Collateral shall constitute collateral which shall secure the Partial Defeasance Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from applicable the Security Property.

     (h) Lender, as attorney-in-fact of Borrower, shall cause the purchase of the Partial Defeasance Collateral with the Partial Defeasance Deposit, which purchase may be through an affiliate of Lender. Borrower shall be responsible for the payment of any commercially reasonable brokerage or other transaction fees in connection with such purchase.

     1.04 Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by, inter alia, that certain Mortgage and Security Agreement (as amended, consolidated, modified, severed or spread from time to time, the "Security Instrument") from Borrower to Lender, dated on or about the date hereof, concerning property located in the State of Illinois and more particularly described therein. The Security Instrument together with this Note, the Cash Management Agreement (as defined in Article III) and all other documents to or

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of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, as amended or modified from time to time, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

     1.05 Exculpation. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications hereinbelow set forth, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Security Property"), (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other obligations of Borrower under the Loan Documents, any judicial or other proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Security Property except with respect to the liability described below in this section, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this section; provided, however, that, notwithstanding the foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action:

     (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

     (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

     (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease or other agreement;

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     (d)  for rents, issues, profits and revenues of all or any portion of the
Security Property received or applicable to a period after any notice of default from Lender which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Lender;

     (e) for waste committed on the Security Property, damage to the Security Property as a result of the intentional misconduct or gross negligence of Borrower or Prime Group Realty, L.P. ("Guarantor") or any of their principals, officers, members or general partners, or any agent or employee of any such persons, or any removal of all or a portion of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such occurrence;

     (f) for failure to pay any valid taxes, assessments, ground rents, mechanic's liens, materialmen's liens, charges for labor or materials or any other charge, which if unpaid, could result in liens on any portion of the Security Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant;

     (g) for failure by Borrower to pay the premiums on insurance policies required under the Loan Documents to be maintained by Borrower or with respect to the Property;

     (h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any actual losses or damages incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations;

     (i) for fraud or material misrepresentation or failure to disclose a material fact by Borrower, Guarantor, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Borrower, any guarantor or any indemnitor, or any of the principals (including, without limitation, Guarantor), members, officers, managers, or general partners of any of them, to the full extent of any actual losses, damages and expenses of Lender on account thereof; and

     (j) for the filing of any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, by or against Borrower, but if such filing was involuntary only if Borrower consented to or acquiesced in the same or colluded with other creditors to cause such an involuntary bankruptcy filing. Borrower shall be deemed to have consented to or acquiesced in such bankruptcy filing if reasonable grounds to oppose such filing exists and Borrower shall have failed to use reasonable commercial efforts, including all necessary or appropriate court filings and appeals, to oppose, contest or prevent the same.

     Notwithstanding anything to the contrary in the Loan Documents: (i) the Loan shall be fully recourse to Borrower; and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506 (a), 506 (b), 1111(b) or any other provisions of the U.S.

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Bankruptcy Code to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Loan Documents, in the event that: (A) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Security Property; or (B) Borrower fails to obtain Lender's prior written consent to any assignment, transfer or conveyance of the Premises or any interest therein as required by Loan Documents.

     Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (2) preclude Lender from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Lender except as stated in this section, or (3) reduce, release, relieve, waive, limit or impair in any way whatsoever the Indemnity and Guaranty Agreement and the Hazardous Substances Indemnity Agreement each of even date executed and delivered in connection with the indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to such Indemnity and Guaranty Agreement and Hazardous Substances Indemnity Agreement.

     1.06 Event of Default. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made within seven (7) days of the date such payment is due (provided that no grace period is provided for the payment of principal and interest due on the Maturity Date), or should an "Event of Default" (as defined in the Security Instrument) occur, or should any other default occur under any of the Loan Documents which is not cured within any applicable grace or cure period, then an "Event of Default" shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity.

     1.07 Late Charges and Default Interest Rate. In the event that any payment is not received by Lender on the date when due (subject to the applicable grace period), then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment. So long as any Event of Default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to four percent (4.0%) plus the Applicable Interest Rate, or if such increased rate of interest may not be charged or collected under applicable law, then at the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or Event of Default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty.

     1.08 Cumulative Remedies. The remedies of Lender in this Note or in the Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees.

                        ARTICLE II - GENERAL CONDITIONS

     2.01 No Waiver: Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     2.02 Waivers. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices (except such notices as may be required to be given by Lender to Borrower under the Loan Documents) are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

     2.03 Limit of Validity. The provisions of this Note and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or detention of the money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including, but not limited to, any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 2.03 will control all agreements between Borrower and Lender.

     2.04 Use of Funds. Borrower hereby represents that the proceeds of this Note will be used for the purposes specified in 815 ILCS 205/4, as amended, and that the indebtedness evidenced hereby constitutes a "business loan" within the purview of that Section. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

     2.05 Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

                        ARTICLE III - HYPERAMORTIZATION

     3.01  Deposit of Rents and Profits. From and after (x) the date that is six
(6) months prior to the Anticipated Repayment Date, or (y) the occurrence of an Event of Default, Borrower shall thereafter cause the Rents and Profits (as defined in the Security Instrument) to be deposited in the applicable accounts required by the Cash Management Agreement and such sums shall be applied on the first day of each calendar month in the following listed order of priority:

               (a) First, payments to the Impound Account (as defined in the Security Instrument) in accordance with the terms and conditions of the Security Instrument;

               (b)  Second, the payment of the Monthly Payment Amount;

               (c) Third, payments to the Replacement Reserve (as defined in the Security Instrument) in accordance with the terms and conditions of the Security Instrument;

               (d) Fourth, payments to the Leasing Reserve (as defined in the Security Instrument) in accordance with the terms and conditions of the Security Instrument;

               (e) Fifth, payments of any other amounts due under the Loan Documents; and

               (f)  Lastly, payment to Borrower of any excess amounts.

     3.02. Amounts Outstanding at the Anticipated Repayment Date. In the event that Borrower does not pay to Lender on or before May 1, 2008 (the "Anticipated Repayment Date") the outstanding principal balance of this Note together with all accrued and unpaid interest hereon and all other sums then due and payable hereunder and under the Loan Documents, the following shall apply:

     (a) From and after the Anticipated Repayment Date, interest shall accrue on the unpaid principal balance from time to time outstanding on this Note at the Extended Term Rate. Interest accrued at the Extended Term Rate and not paid pursuant to this Section 1.01 shall be deferred and added to the outstanding principal balance of this Note (together with all accrued interest thereon) and shall earn interest at the Extended Term Rate to the extent permitted by applicable law (such accrued interest together with any interest accrued thereon is hereinafter defined as "Accrued Interest"). All of the outstanding principal balance, including any Accrued Interest, shall be due and payable on the Maturity Date.

     (b) Borrower shall cause all Rents and Profits to be deposited directly into the applicable accounts required by the Cash Management Agreement and Borrower shall pay on the Anticipated Repayment Date and each Payment Date thereafter up to and including the Maturity Date, the following payments from Rents and Profits on or before such day in the listed order of priority:

          (i) First, payments to the Impound Account in accordance with the terms and conditions of the Security Instrument;

          (ii) Second, the payment of the Monthly Payment Amount to be applied first to the payment of interest computed at the Initial Term Interest Rate (as hereinafter defined) with the remainder applied to the reduction of the outstanding principal balance of this Note;

          (iii) Third, payments to the Replacement Reserve, each in accordance with the terms and conditions of the Security Instrument;

          (iv) Fourth, payments to the Leasing Reserve, each in accordance with the terms and conditions of the Security Instrument;

          (v) Fifth, payments for monthly Cash Expenses (as hereinafter defined), less management fees payable to affiliates of Borrower, pursuant to the terms and conditions of the related Approved Annual Budget (as hereinafter defined);

          (vi) Sixth, payment for monthly Net Capital Expenditures (as hereinafter defined), pursuant to the terms and conditions of the related Approved Annual Budget;

          (vii) Seventh, payment for Extraordinary Expenses (as hereinafter defined) approved by Lender, if any;

          (viii) Eighth, payments to Lender to be applied against the outstanding principal due under this Note (but not including any Accrued Interest) until such principal amount (not including any Accrued Interest) is paid in full;

          (ix)   Ninth, payments to Lender for Accrued Interest;

          (x) Tenth, payments to Lender of any other amounts due under the Loan Documents; and

          (xi)   Lastly, payment to the Borrower of any excess amounts.

     (c) In the event that the Borrower must incur an Extraordinary Expense, then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender's approval.

     3.03. Payment of Monthly Payment Amount. Nothing in this Article III shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Payment Amount, payments to the Impound Account, the Replacement Reserve or the Leasing Reserve due hereunder and under the other Loan Documents, whether or not Rents and Profits are available to make such payments.

     3.04. Annual Budgets. For each fiscal year commencing with the fiscal year in which the Anticipated Repayment Date occurs, Borrower shall submit to Lender for Lender's written approval an Annual Budget (as hereinafter defined) not later than sixty (60) days prior to the commencement of such fiscal year, in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other expenses for the Property (as hereinafter defined). Each Annual Budget shall contain, among other things, limitations on management fees, third party service fees, and other expenses as Borrower may reasonably determine. Lender shall have the right to approve such Annual Budget (which approval shall not be unreasonably withheld), and in the event that Lender objects to the proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall within three (3) days after receipt of notice of any such objections revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall revise the same in accordance with the process described in this subparagraph until the Lender approves an Annual Budget, provided, however, that if Lender shall not advise Borrower of its objections to any proposed Annual Budget within the applicable time period set forth in this paragraph, then such proposed Annual Budget shall be deemed approved by Lender. Until such time as Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

     3.05. Definitions. The following items, as used in this Note, shall have the following meaning which meaning shall be applicable equally to the singular and the plural of the items defined:

          (a) "Annual Budget" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of Section 1.01(h) herein.

          (b) "Applicable Interest Rate" shall mean from (a) the date of this Note through but not including the Anticipated Repayment Date, the Initial Term Interest Rate, and (b) from and after the Anticipated Repayment Date through and including the date this Note is paid in full, the Extended Term Rate.

          (c) "Approved Annual Budget" shall mean each Annual Budget approved by Lender in accordance with the terms herein.

          (d) "Capital Expenditures" shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles, including expenditures for building improvements or major repairs.

          (e) "Cash Expenses" shall mean for any period, the operating expenses for the Property (as defined in the Security Instrument and hereinafter referred to as the "Property") as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Impound Account, the Replacement Reserve and the Leasing Reserve.

          (f) "Cash Management Agreement" shall mean that certain Cash Management Agreement of even date herewith executed by Borrower, Prime Group Realty, L.P. and Lender in connection with this Note.

          (g) "Extended Term Rate" shall mean a rate per annum equal to the greater of (i) the Initial Term Interest Rate plus five (5) percentage points or
(ii) the Treasury Rate plus five (5) percentage points.

          (h) "Extraordinary Expense" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Replacement Reserve and/or the Leasing Reserve.

          (i) "Initial Term Interest Rate" shall mean a rate of Seven and Seventeen One-Hundredths percent (7.17%) per annum.

          (j) "Net Capital Expenditures" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund (including, but not limited to, the Leasing Reserve and the Replacement Reserve) established pursuant to the Loan Documents.

          (k) "Payment Date" shall mean with respect to any month shall be the first day of such month; provided, however, that if the first day of a given month shall not be a business day, then the Payment Date for such month shall be the next business day to occur after the first day of such month.

          (l) "Treasury Rate" shall mean, as of the Anticipated Repayment Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent (i.e., 0.001%)) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from the Anticipated Repayment Date to the Maturity Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

                           ARTICLE IV - MISCELLANEOUS

     4.01 Miscellaneous. This Note shall be interpreted, construed and enforced according to the laws of the State of Illinois. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

     IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.

                             1401 S. JEFFERSON LANE, L.L.C.,
                             a Delaware limited liability company

                             By:  Prime Group Realty, L.P.,
                                  a Delaware limited partnership,
                                  its Managing Member

                                  By:   Prime Group Realty Trust,
                                        a Maryland Real Estate Investment Trust,
                                        its Managing General Partner

                                        By:     /s/ Jeffrey A. Patterson
                                           ------------------------------------
                                        Name:   Jeffrey A. Patterson
                                        Title:  Executive Vice President

                             4211 MADISON STREET, L.L.C.,
                             a Delaware limited liability company

                             By:  Prime Group Realty, L.P.,
                                  a Delaware limited partnership,
                                  its Managing Member

                                  By:   Prime Group Realty Trust,
                                        a Maryland Real Estate Investment Trust,
                                        its Managing General Partner

                                        By:  /s/ Jeffrey A. Patterson
                                           ------------------------------------
                                        Name:   Jeffrey A. Patterson
                                        Title:  Executive Vice President

                             1051 N. KIRK ROAD, L.L.C.,
                             a Delaware limited liability company

                             By:  Prime Group Realty, L.P.,
                                  a Delaware limited partnership,
                                  its Managing Member

                                  By:   Prime Group Realty Trust,
                                        a Maryland Real Estate Investment Trust,
                                        its Managing General Partner

                                        By:     /s/ Jeffrey A. Patterson
                                           ------------------------------------
                                        Name:   Jeffrey A. Patterson
                                        Title:  Executive Vice President

                    [SIGNATURE PAGE CONTINUED ON NEXT PAGE]

                         200 E. FULLERTON, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                         350 RANDY ROAD, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                         4300 MADISON STREET, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                    [SIGNATURE PAGE CONTINUED ON NEXT PAGE]

                         370 CAROL LANE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                         388 CAROL LANE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                         342 CAROL LANE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By:  /s/ Jeffrey A. Patterson
                                         ------------------------------------
                                    Name:    Jeffrey A. Patterson
                                    Title:   Executive Vice President

                    [SIGNATURE PAGE CONTINUED ON NEXT PAGE]

                         343 CAROL LANE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                         4160 MADISON STREET, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner


                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                         1301 E. TOWER ROAD, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner


                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                    [SIGNATURE PAGE CONTINUED ON NEXT PAGE]

                         4343 COMMERCE COURT, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner


                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                         11039 GAGE AVENUE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                         11045 GAGE AVENUE, L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner


                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                    [SIGNATURE PAGE CONTINUED ON NEXT PAGE]

                         550 KEHOE BLVD., L.L.C.,
                         a Delaware limited liability company

                         By:  Prime Group Realty, L.P.,
                              a Delaware limited partnership,
                              its Managing Member

                              By:   Prime Group Realty Trust,
                                    a Maryland Real Estate Investment Trust,
                                    its Managing General Partner

                                    By: /s/ Jeffrey A. Patterson
                                       --------------------------------------
                                    Name:   Jeffrey A. Patterson
                                    Title:  Executive Vice President

                                  SCHEDULE I
                                  ----------

                            ALLOCATED LOAN AMOUNTS

Premises                      Location     Allocated Loan Amount
--------------------------  -------------  ---------------------
1401 S. Jefferson Street    Chicago                  $   474,000
550 Kehoe Blvd.             Carol Stream             $ 2,263,000
1051 N. Kirk Rd.            Batavia                  $ 3,411,000
4211 Madison                Hillside                 $ 2,494,000
200 E. Fullerton            Carol Stream             $ 1,930,000
350 Randy Road              Carol Stream             $   776,000
4300 Madison Street         Hillside                 $ 4,062,000
370 Carol Lane              Elmhurst                 $ 1,954,000
388 Carol Lane              Elmhurst                 $ 1,345,000
342-346 Carol Lane          Elmhurst                 $ 2,336,000
343 Carol Lane              Elmhurst                 $ 1,385,000
4160-4190 Madison St.       Hillside                 $ 2,579,000
11039 Gage Ave.             Franklin Park            $   667,000
11045 Gage Ave.             Franklin Park            $ 4,059,000
4343 Commerce Court         Lisle                    $13,100,000
1301 E. Tower Road          Schaumburg               $ 4,165,000
